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                                                                 EXHIBIT 10.20



                           DATED 15th SEPTEMBER 1992





                                 SIMON WILLIAMS              (1)
                                 MELINDA HORTON

                                      and

                                 SYNON CORPORATION           (2)

                                      and

                                  DYSYS LIMITED              (3)


                -----------------------------------------------

                                   AGREEMENT

                    relating to the sale and purchase of the
                         entire issued share capital of
                                 Dysys Limited

                -----------------------------------------------




BAILEYS SHAW & GILLETT
17 Queen Square, London WC1N 3RH


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                                     INDEX

Clause
------

1.       Definitions and Interpretation

2.       Agreement to sell the Shares

3.       Consideration

4.       Vendors' Loans

5.       Completion

6.       Warranties and Undertakings

7.       Post Completion Matters

8.       Announcements

9.       Notices

10.      Costs and Guarantee

11.      Transmission and Assignment

12.      Headings

13.      Continuing Effect

14.      Applicable Law

15.      Entire Agreement


Schedule
--------

I        The Vendors and their Loans

II       The Directors
         The Secretary

III      The Warranties

IV       The Property

V        The Employees


Annexures
---------

1.       Budget

2.       Product Specification

Agreed Documents
----------------

1.       Service Contracts - Initialed by Synon and Simon Williams
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THIS AGREEMENT is made the 15th day of September 1992

BETWEEN:

(1) The persons whose names and addresses are set out in Schedule I ("the Vendors")

(2) SYNON CORPORATION a company incorporated in Delaware having its principle place of business at 1100 Larkspur Landing Circle, Suite 340 Larkspur, California 94939 USA ("Synon") and

(3) DYSYS LIMITED whose registered office is at 136 Kentish Town Road, London NW1 9QB, United Kingdom ("Dysys")

WHEREAS:

A. Dysys is a private company incorporated in England under the Companies Act 1985, as amended, under registered number 2670900 with limited liability and has an authorised share capital of 1,000 ordinary shares of Pound 1 each two of which are and will at Completion be issued and fully paid or credited as fully paid.

B. The Vendors are and will at Completion be the beneficial owners of all the Shares (as hereinafter defined) and have the right to sell the Shares free from all liens charges and encumbrances.

C. The vendors have caused to be delivered to the Purchaser true copies (having attached thereto copies of such resolutions and agreements as are referred to in Section 380 of the Companies Act 1985) of the Memorandum and Articles of Association of Dysys.

D.       Dysys has no subsidiary companies.

E. The Directors (as hereinafter defined) are the only directors of Dysys.

F.       Particulars of the Secretary of Dysys are set out in Part II of
         Schedule II hereto.





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IT IS HEREBY AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1 In this Agreement and the Schedules hereto unless the context otherwise requires the following words and expressions shall have the following meanings:

        "Affiliate"                any person company partnership or other
                                   entity directly or indirectly controlled by controlling or under common control with that party

        "Budget" the budget for developing the Product in the form set out in annexure 1 as varied from time to time

        "the Completion Date"      the date of actual Completion

        "Completion"               completion of the sale and purchase of the
                                   Shares pursuant to Clause 5.1 hereof

        "the Directors"            the persons whose names and addresses are set
                                   out in Part I of Schedule II hereto

        "the Disclosure Letter"    the letter of even date herewith signed by
                                   the Vendors and sent to Synon in connection with the Warranties

        "Consideration"            the consideration for the Shares specified in
                                   sub-clause 3.1

        "the Launch Date"          the date of the first to occur of the launch
                                   of the Product by Synon or any of its
                                   Affiliates or the first sale or rental by way of licence of the Product

        "Product"                  the next generation work-station-based CASE
                                   product currently being developed by Dysys all improvements enhancements modifications and new versions of that product and all user documentation for that product as that documentation exists from time to time

        "the Property"             the property of Dysys short



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                                   particulars of which are set out in
                                   Schedule IV hereto

        "Service Contracts"        contracts of employment to be entered by
                                   Dysys and each of the persons listed in
                                   Schedule V in the form agreed between the parties hereto and initialed by Synon and Simon Williams for identification

        "the Shares"               the issued and allotted two ordinary shares
                                   of Pound l each in the capital of Dysys

        "subsidiary"               the meaning given to it by Section 736 of the
                                   Companies Act 1985

        "Synon/2E"                 Synon's software product currently marketed
                                   as Synon/2E all improvements enhancements modifications and new versions of that product all successor products of Synon which perform substantially the same function as that product and all user documentation for that product as that documentation exists from time to time

        "Vendors' Loans"           the loans by the Vendors to Dysys as
                                   specified in Schedule I

        "the Warranties"           the warranties and undertakings set out in
                                   Schedule III hereto

        "the IP Warranty"          the warranty and undertaking set out in
                                   clause 14 of Schedule III hereto

        "the Non-IP Warranties"    the warranties and undertakings set out in
                                   Schedule III hereto other than those set out in clause 14 of that Schedule


1.2 Expressions in the singular shall include the plural and in the masculine shall include the feminine and vice versa and references to persons shall include corporations and vice versa.



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2.       AGREEMENT TO SELL THE SHARES

2.1 The Vendors shall sell as beneficial owners and Synon shall purchase the Shares fully paid or credited as fully paid and free from all liens charges and encumbrances and with all rights now or hereafter attaching thereto and Synon shall purchase the Shares with effect from the date hereof.

2.2 The vendors hereby waive all rights of pre-emption over the shares conferred on or held by them either by virtue of the Articles of Association of Dysys or in any other way.

3.       CONSIDERATION

3.1 The total Consideration for the Shares shall be the sum of Seventy Three Thousand Seven Hundred and Seventy One British Pounds Sterling (Pound 73,771) per Share to be paid by Synon to the Vendors at Completion in cleared funds.

4.       VENDORS' LOANS

4.1 Synon shall procure that the Vendors' Loans shall be repaid by Dysys in full at Completion.

4.2 The Vendors hereby confirm that the Vendors' Loans do not and shall not carry interest.

5.       COMPLETION

5.1 Completion shall take place at 17 Queen Square, London WC1N 3RH on the date hereof or at such other place or on such other date as shall be agreed between Synon and the Vendors when the transactions set out in the following sub-clauses shall take place:

         5.1.1 The Vendors shall deliver to the Purchaser duly completed and executed transfers of the Shares in favour of Synon accompanied by the relative share certificates in respect of the Shares.

         5.1.2 Synon shall deliver to such bank accounts as the Vendors shall specify the Consideration and shall procure repayment to the Vendors of the


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                 Vendors' Loans by way of telegraphic transfer or bankers draft drawn on a London branch of a UK clearing bank.

         5.1.3 The Vendors shall procure that a Board Meeting of Dysys shall be held at which:

         (a) the secretary of Dysys shall tender her resignation from that office and such persons as Synon may nominate shall be appointed as directors and Andrew Newton shall be appointed secretary

         (b) the transfers referred to above shall be approved for registration (subject only to stamping)

         (c) Dysys shall resolve to revoke all existing mandates in relation to the operation of its bank account and to issue new mandates giving authority to such persons as Synon may nominate to operate such account

         (d) Dysys' registered office shall be changed to 91 St Paul's Road, London N1 2YU

         (e)     the Service Contracts will be duly completed

         (f)     Paul Wilde' shall be appointed a Director of Dysys.

         5.1.4 The Vendors shall procure that the seals statutory books certificates of incorporation Memorandum and Articles of Association and all books title deeds (including the licence to the Property) and documents of record of Dysys a copy of any insurance policies of Dysys and the cheque book and other papers and documents belonging to Dysys shall be handed over or made available to Synon.

         5.1.5 The Vendors shall enter into their Service Contracts and shall procure that all other Service Contracts are entered by the named employees so far as they are able.

5.2 If in any respect the preceding provisions of this clause 5 are not complied with on the Completion Date

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         the party not in default may:

         5.2.1 defer Completion to a date not more than 10 days after the Completion Date (and so that the provisions of this clause 5.2 (apart from this paragraph 5.2.1) shall apply to Completion as so deferred) or

         5.2.2 proceed to Completion as far as practicable (without prejudice to its rights hereunder) or

         5.2.3   rescind this Agreement.

6.       WARRANTIES AND UNDERTAKINGS

6.1 The Vendors hereby severally represent warrant and undertake to Synon in relation to Dysys in the terms of the Warranties and so that for the purposes of this clause and giving effect thereto:

         6.1.1 the Warranties shall be separate and independent and save as expressly otherwise provided shall not be limited by reference to any other paragraphs of Schedule III or by anything in this Agreement;

         6.1.2 the Vendors acknowledge that Synon has entered into this Agreement in reliance (inter alia) upon the Warranties.

6.2 Synon shall not and shall not be entitled to institute proceedings for damages for breach of:

         (a) any of the Non-IP Warranties after expiration of the period of twelve months from the date of this Agreement unless notice containing full details of such breach including the nature of the breach and an estimate of the amount claimed is given to each of the Vendors on or before the expiration of the said twelve month period and thereafter any such notified claim is brought and proceedings issued within eighteen months from the date of this Agreement; and

         (b) the IP Warranty after expiration of the period of sixty months from the Launch Date unless notice containing full details of such breach


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                 including the nature of the breach and an estimate of the
                 amount claimed is given to each of the Vendors on or before the expiration of the said sixty month period and any such notified claim is brought and proceedings issued within that sixty month period.

6.3 Synon shall not institute proceedings for damages for breach of any of the Warranties if such proceedings shall be in respect of a claim or claims aggregating less than fifty thousand British pounds sterling (Pound 50,000).

6.4 The total maximum liability of the Vendors for breach of any of the Warranties shall not exceed in aggregate the sum of Pound 243,413 British Pounds Sterling (when each Vendor shall have a maximum aggregate liability equal to Pound 73,771 British Pounds Sterling plus the amount of the Vendor's Loan repaid to him or her at Completion) unless the liability is in respect of breach(es) of the IP Warranty when the following provisions of sub-clause 6.5 shall apply.

6.5 If the liability of the Vendors under this clause 6 for breach of the IP Warranty would, but for the limitation contained in sub-clause 6.4, take the total liability of the Vendors to in excess of the sum of Pound 243,413 (when adding the liability of the Vendors for breach of the IP Warranty to previous liability incurred by the Vendors under this clause 6), then in respect of any liability arising under the IP Warranty only the limitation in sub-clause 6.4 shall be extended so that:

         6.5.1 the maximum aggregate liability of the Vendors shall be such sum as equal Pound 243,413 plus a sum equal to fifty percent (50%) of the net commission paid to each of the Vendors by Synon or any subsidiary or Affiliate of Synon under the Service Contracts or any other contract of employment with the Vendors relating to the


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                 Product, as at the date that any such claim is made by Synon against either or both of the vendors for breach of the IP Warranty; and

         6.5.2 the maximum aggregate liability of the Vendors in respect of the IP Warranty shall only exceed Pound 243,413 as aforesaid if Synon incurs actual liability to a third party in respect of any breach of the IP Warranty, and then only to the extent of fifty percent (50%) of such liability, the balance of fifty percent (50%) to be met by Synon; and

         6.5.3 the maximum aggregate liability of each of the Vendors in respect of their total liability exceeding Pound 243,413 as aforesaid shall be divided between them as to two thirds of the excess calculated in accordance with sub-clauses 6.5.1 and
                 6.5.2 to Simon Williams and one third to Melinda Horton and such liability of the Vendors shall be several.

6.6 Neither of the Vendors shall have any liability in respect of any claim pursuant to the Warranties:

         6.6.1 to the extent that recovery is made by Synon or Dysys under any policy of insurance;

         6.6.2 if the facts matter or circumstances are accurately referred to in the Disclosure Letter or any document disclosed thereunder; and

         6.6.3 to the extent that such matter giving rise to the claim properly falls to be done in implementing the terms of this Agreement.

6.7 If the Vendors satisfy a claim in respect of any of the Warranties and Synon having claimed for breach of Warranty has a right of reimbursement against any other person other than Dysys in respect of or relating to that claim then Synon shall (subject to it being indemnified and kept indemnified to its reasonable satisfaction by the Vendors against all reasonable costs and expenses in connection with such steps or

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         proceedings) if requested by the Vendors take all reasonable steps or proceedings to enforce such right. If Synon subsequently recovers from a third party other than Dysys an amount which represents additional compensation in respect of any claim under the Warranties then Synon shall forthwith repay to each of the Vendors such sum as he/she paid to Synon by way of damages for breach of that Warranty up to a maximum of the amount he/she paid to Synon in respect of such breach.

6.8 If any claim is made by Synon under this Agreement notice of the claim shall be given or procured to be given by Synon to each of the Vendors forthwith upon Synon becoming aware of the breach and if the claim in question is as a result of or in connection with a liability to or from or a dispute with any third party Synon shall (subject to Dysys Synon and their relevant subsidiaries being indemnified against all liabilities costs damages and expenses which they may reasonably incur) take and shall procure Dysys to take such actions as the vendors (or either of them) may reasonably request by notice to Synon (including the defence of any third party action) Provided that the said Vendors make such request within a reasonable time of receipt by the Vendors of Synon's notice in connection with such liability or dispute so as to recover or minimise or resolve such liability or dispute. Synon shall give and shall procure that Dysys shall give to the Vendors full facilities to investigate the claim and the extent of possible liability under the Warranties and at the request of the Vendors shall (subject to Dysys Synon and their relevant subsidiaries being indemnified against all liabilities costs damages and expenses which they may reasonably incur) allow the Vendors at their own expense to participate in or have the conduct of (as they may elect) all proceedings of whatsoever nature against the relevant third party arising out of or in connection with such liability or dispute in the name of


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         Dysys or Synon as they may consider necessary or desirable in order to mitigate any claim arising under this Agreement. Neither Synon nor Dysys shall accept or pay or compromise any such liability or claim with any such third party without the Vendors prior written consent.

7.       POST COMPLETION MATTERS

7.1 Without limitation to the provisions of sub-clause 7.3 and 7.4, from the date of this Agreement to the expiration of the period of five years commencing on the first to occur of:

         7.1.1 the date of the first sale or rental by way of licence of the Product or

         7.1.2 1st July 1994; Provided That the date of lst July 1994 aforesaid shall be extended if the Budget is reduced pursuant to any provision of sub-clause 7.3.1 in which event the said date of lst July 1994 shall be such later date as Synon and Simon Williams shall agree in writing (both acting reasonably) and failing agreement being reached shall be the date of first sale or rental of the Product as aforesaid:

                 (a) Synon shall not sell transfer assign or otherwise part with possession of the Shares or any of them (other than to a subsidiary of Synon) unless it has prior to such transaction, as aforesaid, transferred ownership of the unencumbered Product in its entirety and all intellectual property rights therein and the Service Contracts, to a subsidiary of Synon that simultaneously contracts with the Vendors to be bound by all of the provisions of this Agreement and the Service Contracts that bind Dysys, without the prior written consent of each of the Vendors;

                 (b) Synon and Dysys and its transferees shall not sell transfer assign or otherwise part


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                          with possession of or allow Dysys or such transferee
                          to part with possession of any part of the business of Dysys or any of the intellectual property rights in the Product (other than to a subsidiary of Synon that simultaneously contracts with the Vendors to be bound by all of the provisions of this Agreement and the Service Contracts that bind Dysys (unless the Vendors waive such obligation of the transferee to be so bound)) without the prior written consent of each of the Vendors.

7.2 On Completion Synon shall make available and implement a bonus system for the benefit of employees employed under the Service Contracts (other than Simon Williams and Melinda Horton) and such other employees as the Synon group shall employ to work on the development and maintenance of the Product (and Synon hereby undertakes only to employ and to procure that Synon group only employs such persons with the prior approval of Simon Williams). Such bonus system shall make available for distribution to the said employees every six months from the date of this Agreement (or such other date as Simon Williams and Synon shall agree) a bonus fund ("the Fund") comprising in each six months such sum as equals one per cent (1%) of all income revenue and other payments or consideration of any kind received by or on behalf of Synon and its Affiliates (from time to time) during the previous six months in respect of each sale or rental by way of licence or maintenance or other exploitation of any kind of the Product or any part of the Product in any language anywhere in the world. The fund shall be distributed to such employees and to the extent that Simon Williams shall specify to Synon (acting reasonably). In addition on the occurrence of an Event of Default (as defined below) Synon shall forthwith pay to each of the employees terminated under sub-clause
         7.5.4 (other than Simon Williams and Melinda


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         Horton) a sum equal to three (3) months gross salary as such salary is specified in the Service Contracts or such increased sum as is payable thereunder prior to termination (whichever is the greater).

7.3 Synon shall commit an Event of Default on the occurrence of any of the following when the provisions of sub-clause 7.5 and 7.6 shall then apply:

7.3.1    prior to Synon launching the Product on the market:

         (a) the Budget for developing the Product and funds made available by Synon pursuant to the Budget in respect of any calendar month are reduced by a greater percentage than any reduction in the development budget of Synon and its Affiliates (excluding the Budget) for that same period or is reduced for a period when the said Synon development budget (other than the Budget) for that same period is not reduced; or

         (b) the Budget is reduced to an extent that it delays the development of the Product by six (6) months or more in the opinion of Simon Williams acting reasonably; or

         7.3.2 the Product Specification contained in Annexure 2 is changed at any time prior to Synon launching the Product on the market without the prior written consent of Simon Williams acting reasonably; or

         7.3.3 the location of the team developing the Product (as currently employed by Dysys and as enlarged from time to time) or the location of the development or maintenance of the Product is moved in whole or part from the Property (other than to Synon's business address at 91 St Paul's Road, London N1 2YU or in the event of Synon or any subsidiary company of it no longer occupying that address to such other address within a three (3) mile radius of 91 St Paul's Road aforesaid) without the prior written consent of

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                 Simon Williams; or

         7.3.4 Simon Williams or Melinda Horton are dismissed by their employing company under their Service Contracts or any other employment contract with Synon or any of its Affiliates (other than for gross misconduct) or the salary of either of them is reduced or Simon Williams is requested to report to anyone other than the Chief Executive Officer of Synon in the performance of his duties as an employee and/or Director of Dysys and its assigns; or

         7.3.5   the entry by a court having jurisdiction in the premises of
                 (i) a decree or order for relief in respect of Synon (or any other company in the Synon group to which any of the business of Dysys, the intellectual property rights in the Product or the shares in Dysys have been assigned or transferred to (unless in the case of a transfer of the shares, prior to the transfer of such shares the ownership of the Product, all the intellectual property rights therein and the Service Contracts have been transferred to a subsidiary of Synon) ("Synon Transferee")) in an involuntary case or proceeding under any applicable Federal or State bankruptcy insolvency reorganisation or other similar law or (ii) a decree or order adjudging Synon or any Synon Transferee bankrupt or insolvent or approving as properly filed a petition seeking reorganisation arrangement adjustment or composition of or in respect of Synon or any Synon Transferee under any applicable Federal or State law or appointing a custodian receiver liquidator assignee trustee sequestrator or other similar official of Synon or any Synon Transferee or of any part of its property or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order for relief or any

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
                 such other decree or order unstayed and in effect for a period of 45 consecutive days; or

         7.3.6 the commencement by Synon or any Synon Transferee of a voluntary case or proceeding under any applicable Federal or State bankruptcy insolvency reorganisation or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or the consent by it to the entry of a decree or order for relief in respect of Synon or any Synon Transferee in an involuntary case or proceeding under any applicable Federal or State bankruptcy insolvency reorganisation or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it or the filing by it of a petition or answer or consent seeking reorganisation or relief under any applicable Federal or State law or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian receiver liquidator assignee trustee sequestrator or other similar official of Synon or any Synon Transferee or of any part of its property or the making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by Synon or any Synon Transferee in furtherance of any such action; or

         7.3.7 subject to sub-clause 7.4 below if, from the date that the Product complies in all material respects with the Product specification set out in annexure 2 (as amended from time to time with the written agreement of Synon and Simon Williams) Synon shall fail to either distribute the Product actively through a direct distribution channel as a lead product similar to Synon/2E worldwide (other than during the period of twelve months from the date of the


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
                 Product launch when the area shall be North America and Europe) or to market and promote the Product as a successor to Synon/2E; or

         7.3.8 subject to sub-clause 7.4 below if Synon shall fail to use best endeavours to distribute/license the Product to all Synon/2E customers; or

         7.3.9 subject to sub-clause 7.4 below if Synon shall fail to provide comprehensive support for and maintenance of the Product at least to the extent that it is now provided for Synon/2E; or

         7.3.10 subject to sub-clause 7.4 below if Synon shall fail to maintain and procure that its Affiliates maintain, reasonably detailed records concerning distribution/licensing maintenance and support of the Product and make such records available to the Vendors for inspection by them or their representatives on the written request of either to satisfy themselves that Synon and its Affiliates are complying with the terms of all agreements entered by Synon or any of its Affiliates with each of the Vendors including the Service Contracts; or

         7.3.11 if Synon shall fail to finance Dysys (for so long as the Product or the intellectual property rights therein are owned by Dysys or the Service Contracts bind Dysys) and such other Synon company to which Dysys transfers any part of its business or any part of the Product or the intellectual property rights in the Product or the Service Contracts at least to the extent necessary to enable it to meet its liabilities as and when they fall due; or

         7.3.12 subject to sub-clause 7.4 if Synon shall fail to launch and thereafter actively market the Product as soon as it is completed which completion date Simon Williams shall notify to Synon acting reasonably; or

         7.3.13  if Synon or any of its Affiliates shall acquire

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                 develop distribute license or exploit any product which
                 performs substantially the same function as the Product other than Synon/2E and the Product; or

         7.3.14 if Synon or Dysys or any of their Affiliates from time to time shall have underpaid either or both of the Vendors any commission due to them under either of their Service Contracts on three occasions (as determined by an expert pursuant to clause 2.9 or its equivalent provision in the Vendors' Service Contracts); or

         7.3.15 if Synon or Dysys or any of their Affiliates from time to time is significantly late in paying to the Vendors (or either of them) any commission or other sum due to them under any of the Service Contracts and such company is not delaying in paying the majority of its other creditors to the same extent; or

         7.3.16  if Synon is in breach of sub-clause 7.1 above; or

         7.3.17  if any employee of Dysys or any employee of Synon or its
                 Affiliates    working on the development of the Product is
                 dismissed without the prior written agreement of Simon Williams (acting reasonably); or

         7.3.18 if Synon transfers, assigns or otherwise parts with possession of all or any of the intellectual property rights in the Product or any part of the Product to any company that is not a subsidiary of Synon; or

         7.3.19 if Dysys or any Synon Transferee incorporated in Europe shall have a receiver or an administrative receiver appointed to its undertaking or any of its assets or shall become subject to an administration order or shall enter into liquidation whether compulsory or voluntary or pass a resolution for its winding-up (other than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction where the resulting entity assumes all of the obligations of it) or shall be the subject of any equivalent or similar or analogous provision or arrangement or appointment or any analogous step is taken in connection with such company's insolvency, bankruptcy or dissolution, applicable to the laws and regulations in the country in which such company is incorporated or established or carries on business.

7.4      An Event of Default under sub-clauses 7.3.7, 7.3.8, 7.3.9, 7.3.10 and
         7.3.12 shall not occur in the event of Synon failing to perform any of its obligations thereunder unless it fails to cure such non compliance within thirty (30) days of being sent a written notice by the Vendors (or either of them) of such non compliance, provided that if the non compliance cannot be cured by Synon within such thirty (30) day period acting reasonably but (a) the non compliance is capable of cure within a reasonable time frame and (b) Synon promptly commences to effect a cure within such thirty (30) day period and (c) Synon diligently and actively pursues such cure to its successful conclusion, then Synon shall have such time as is reasonable in the circumstances to cure such non compliance. Any breach of the provisions of paragraph (a) ,
         (b) or (c) hereof shall itself be an Event of Default.

7.5 Subject to sub-clause 7.7 below, Synon shall and shall procure that its Affiliates shall give written notice to each of the Vendors forthwith on it or any of its Affiliates (as the case may be) becoming aware of an Event of Default and within ten (10) days of any Event of Default occurring Synon shall:

         7.5.1 pay or procure the payment to each of Simon Williams and to Melinda Horton damages of such sum as equals their respective annual gross basic salary payable by the Synon group at the date of this Agreement or the date of any Event of Default (whichever is the greater) and which the parties hereby acknowledge is a predetermined estimate of the loss that will accrue to Simon Williams and Melinda Horton on the occurrence of an Event of Default after taking account of the other provisions of this sub-clause 7.5; and

         7.5.2 grant or procure that there is granted to each of the Vendors at no cost to the Vendors a non-exclusive non-terminable licence to exploit the technology and all intellectual property rights relating to the Product in any way whatsoever including without limitation sub-licensing the Product and providing maintenance and modifications thereto and appointing distributors to do the same; and

         7.5.3 supply or procure that there is supplied to each of the Vendors one copy of the up to date source code of the Product and such other information relating to the Product as the Vendors shall reasonably require to enable them to exploit the Product pursuant to the licence granted to them in sub-clause
                 7.5.2 in such form as they shall reasonably require and which the Vendors shall retain under customary provisions for security and confidentiality; and

         7.5.4 at the request of the vendors or either of them waive or procure the waiver of the requirement for them to give notice to terminate their Service Contract or any other contract of employment that they have entered with Synon or any of its subsidiary companies or Affiliates.



7.6 Subject to sub-clause 7.7 below, on the occurrence of an Event of Default Synon shall forthwith procure that (and Dysys confirms that) the Vendors shall thereupon be irrevocably and unconditionally released from all restraints and obligations contained in:

         7.6.1   clause 9; and

         7.6.2 to the extent reasonably necessary to enable each of the Vendors to exploit the licence granted to them in accordance with sub-clause 7.5.2 above and to use the source code of the Product for that purpose, clause 7 of their Service Contracts (as varied from time to time).

7.7 The provisions of sub-clause 7.5 and 7.6 above shall cease to apply and bind the parties hereto upon the occurrence of both of the following:

         7.7.1 Synon and its Affiliates receiving the aggregate of One Hundred Million us Dollars (US $100,000,000) income revenue and other payments or consideration, against which commission is payable to the Vendors pursuant to the terms of their Service Contracts; and

         7.7.2 all commission and other sums due to the Vendors under their Service Contracts has been paid in full when due.

7.8      Each of Synon and Dysys shall:

         7.8.1 only market and disclose the Product and shall procure that its and their Affiliates only market and disclose the Product on terms that the company developing the Product retains all intellectual property rights in the Product;

         7.8.2 procure that all the aforesaid intellectual property rights are properly protected; and

         7.8.3 comply and procure that its Affiliates comply with all customary standards relating to software security and confidentiality in relation to the Product.

8.       ANNOUNCEMENTS

         8.1 None of the parties hereto shall divulge to any third party (except to their respective professional advisers) any information regarding the existence or subject matter of this Agreement without the prior agreement of the other parties (such agreement not to be unreasonably withheld).

9.       NOTICES

9.1 Any notice required or authorised to be given under this Agreement shall be in writing in the English language and may be served by sending the same by pre-paid letter sent by rapid means of delivery or by telex or telecopy addressed to the party in question at the address given in this Agreement or to such other address (to the exclusion of the before-mentioned address) as may be notified by either party to the other in accordance with the provisions of this clause. Any notice so given by letter shall be deemed to have been served 72 hours after it shall have been posted by rapid means of delivery and any notice so given by telex or telecopy shall be deemed to have been served at the time of despatch and in proving the serving of the same it shall be sufficient to prove in the case of a letter that such letter was properly addressed and placed in the custody of a rapid delivery firm and in the case of a telex or telecopy that such telex or telecopy was duly despatched to a current telex or telecopy number of the addressee.

10.      COSTS AND GUARANTEE

10.1 Each party to this Agreement shall pay his or its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

10.2 In consideration of each of the vendors entering into the Service Contracts Synon hereby irrevocably and unconditionally guarantees:

         10.2.1 payment on demand of all sums due to each of the Vendors under the terms of their Service Contracts by way of basic salary commission or otherwise whatsoever (and regardless of which company is the employing company under the Service Contracts); and

         10.2.2 performance by Dysys (and any other employing company of the Vendors) of all of its obligations contained in clause 2 of the Vendors' Service Contracts in accordance with those provisions.

11.      TRANSMISSION AND ASSIGNMENT

         11.1 This Agreement shall be binding upon and enure for the benefit of the successors of the parties. Neither the Vendors nor Synon shall be entitled to assign their respective rights or obligations under this Agreement without the prior written consent of the other.

12.      HEADINGS

         12.1 The headings to clauses of this Agreement are for convenience only and shall not affect the interpretation hereof.

13.      CONTINUING EFFECT

         13.1 This Agreement shall as to any of its provisions remaining to be performed or capable of having or taking effect following Completion remain in full force and effect notwithstanding Completion.

14.      APPLICABLE LAW

         14.1 This Agreement shall be construed in accordance with and in all respects governed by the laws of England and Synon hereby submits to the exclusive jurisdiction of the English courts.

15.      ENTIRE AGREEMENT

15.1 This Agreement (together with any documents referred to herein) constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement.

IN WITNESS whereof this Agreement has been duly entered into by the parties hereto the day and year first above written

                                   SCHEDULE I
                                  The Vendors
                            and their Loans to Dysys


                                                                    No of                     Amount of Loan
                                                                    Ordinary                  to Dysys as at
Name                      Address                                   Shares held               Completion
----                      -------                                   -----------               ----------
Simon Williams            19 Highfields Grove                       One                       Pound 58,951
                          Fitzroy Park
                          London N6 6HN

Melinda Horton            "Mispickle"                               One                       Pound 36,920
                          Danescoombe Valley
                          Calstock
                          Cornwall PL18 9RZ

                                  SCHEDULE II

                                     PART I

                                 The Directors


Name                              Address
----                              -------

Simon Williams            As in Schedule I

Melinda Horton            As in Schedule I



                                    PART II

                                 The Secretary


Name                              Address
----                              -------

Melinda Horton            As in Schedule I

                                  SCHEDULE III
                                 THE WARRANTIES


The warranties and undertakings set out below are given subject to matters disclosed in the Disclosure Letter

1.       INFORMATION

1.1 The information contained in the Recitals and Schedules to this Agreement and all information contained in the Disclosure Letter is true complete and accurate in all material respects and all other information which has been given or authorised to be given in writing by the Vendors or any of the professional advisers of Dysys to Synon or to any of its directors officials agents or professional advisers in the course of the negotiations leading to this Agreement was when given accurate in all material respects and the Vendors are not aware of any other fact or matter which renders or might upon its disclosure render any such information misleading.

1.2 The Shares constitute the whole of the issued and allotted share capital of Dysys and there is no option right to acquire or convert mortgage charge pledge lien or other form of security or encumbrance on over or affecting the issued or unissued shares or any of the capital of Dysys and there is no agreement or commitment to give or create any of the foregoing and no claim has been made by any person to be entitled to any of the foregoing.

1.3 Dysys is not nor has it been the holder or beneficial owner of nor has it agreed to acquire any share or other security of any other corporation (whether incorporated in the United Kingdom or elsewhere).

2.       MANAGEMENT ACCOUNTS ETC

2.1 The copy of the management accounts to 31st August 1992 of Dysys delivered to Synon with the Disclosure Letter is true and accurate in all material respects so far as the Vendors are aware.

2.2 Dysys has not declared made or paid any dividend or distribution or made any payment which could be deemed a distribution within the meaning of the Income and Corporation Taxes Act 1988.

3.       PROPERTY AND ASSETS

Property

3.1 The Property comprises all the land and premises owned used or occupied by Dysys.

3.2 Dysys has paid the licence fee and observed and performed the covenants on the part of the licensee and the conditions contained in any licence (including underleases) under which the Property is held.

3.3 Dysys has not created or agreed to create any option right to acquire debenture mortgage charge lien lease underlease tenancy restrictive covenant or other form of security or encumbrance or equity of whatsoever nature on over or affecting any of its assets real or personal which is still outstanding nor is there any person in unlawful possession or occupation of or who has or claims any rights or easements of any kind in respect of the Property or any part thereof adversely to the estate interest right or title of Dysys therein.

Assets and Liabilities

3.4 Dysys' plant and machinery including fixed plant and machinery and all equipment furniture and vehicles are in good repair and condition (fair wear and tear excepted) and in satisfactory working order.

3.5 The estimates of all major costs for the development of the Product made in the Budget were made and remain made or held in good faith and on the basis of realistic assumptions; none of such estimates nor the assumptions on which they were based have been disproved to the knowledge of the Vendors or so far as the Vendors are aware ought to have been reviewed in the light of any events or circumstances which have arisen subsequent to their preparation.

3.6 So far as the Vendors are aware the assets of Dysys set out in the asset register attached to the Disclosure Letter comprise all material assets of Dysys and the liabilities of Dysys set out in the management accounts dated 31st August 1992 comprise all material liabilities of Dysys including contingent liabilities.

4.       LITIGATION AND CLAIMS

4.1 Neither Dysys nor any person for whose acts or defaults Dysys may be vicariously liable is engaged in any proceedings litigation arbitration or prosecution (whether as plaintiff or defendant or otherwise) and that except as aforesaid and as far as the Vendors are aware no legal or other proceedings are pending threatened or anticipated by or against Dysys and that except as aforesaid and so far as the Vendors are aware there are no circumstances likely to give rise thereto.

5.       TAXATION

5.1 So far as the Vendors are aware all necessary information notices computations and returns which ought to have been made by Dysys have been properly and duly submitted by Dysys to the Inland Revenue to HM Customs and Excise and to any other relevant taxation or excise authorities and such information notices computations and returns are true complete and accurate in all material respects and are not the subject of any material dispute.

6.       VAT

6.1 Dysys is a registered and taxable person for the purposes of the VAT legislation (as hereinafter defined) and so far as the Vendors are aware Dysys:

         6.1.1 has complied in all material respects with the VAT legislation; and

         6.1.2 has given obtained made and maintained correct and up to date invoices records and other documents appropriate or requisite for the purposes of the VAT legislation; and

         6.1.3 is not in arrears with any payment or returns thereunder or liable to any abnormal or non-routine payment or repayment or any forfeiture or penalty or to the operation of any penal provision and where payment is not yet due or receivable has provided for such payment; and

         6.1.4 has not been required by the Commissioners of Customs and Excise to give security.

7.       PAYE

7.1 Dysys has properly operated the PAYE system and has deducted tax as required by law from all payments made or treated as made to its employees or former employees and has accounted to the Inland Revenue for all tax so deducted and to all tax chargeable on benefits provided for its employees or former employees.

8.       CAPITAL COMMITMENTS UNUSUAL CONTRACTS LEASING AGREEMENT GUARANTEES ETC

8.1      Dysys:

         8.1.1   has no capital commitment in excess of Pound [15,000];

         8.1.2 is not a party to any contract or arrangement with the Vendors or either of them or any company or business in which either of them is interested or any contract or arrangement entered into otherwise than in the ordinary and usual course of business and on an arm's length basis ;

         8.1.3 has not delegated any powers under a power of attorney which remains in effect;

         8.1.4 is not a party to any agreement which will be breached by or is or may become terminable or entitles or may entitle the other party to exercise any option or be relieved of any of his obligations thereunder as a result of the entry into or completion of this Agreement;

         8.1.5 is not currently the lessee under any lease of plant or machinery;

         8.1.6 has not entered into nor is bound by any guarantee suretyship warranty or indemnity;

         8.1.7 has not at any time assigned or otherwise disposed of any leasehold property in such a way that it retains any residual liability in respect thereof;

         8.1.8 so far as the vendors are aware carries on no activities and has no contracts which are ultra vires unauthorised invalid or unenforceable;

         8.1.9 is not a party to any joint venture consortium partnership or profit sharing agreement or arrangement; and

         8.1.10 is not party to any other agreement or arrangement which to the best knowledge of the Vendors has or is likely to have a material effect on the financial or trading position or prospects of Dysys.

9.       LOANS TO DYSYS

9.1 The total amount borrowed by Dysys does not exceed the aggregate amount disclosed in the Disclosure Letter and Dysys has not otherwise borrowed and not repaid in full any amount from any other person.

10.      LOANS BY DYSYS

10.1 Dysys has not lent any money which has not been repaid to it nor does it own the benefit of any debt (whether present or future) other than debts accrued to it in the ordinary course of its business.

11.      INSURANCE

11.1 Details of the insurance policies of Dysys have been disclosed to Synon in the Disclosure Letter and all such policies are currently in full force and effect and provide full cover against normal risks of Dysys' business. Nothing so far as the Vendors are aware has been done or omitted to be done which would make any such policy of insurance void or voidable or which would lead to an increase in the premiums payable thereunder.

12.      COMPLIANCE WITH STATUTES

12.1 So far as the Vendors are aware Dysys has not committed or omitted to do any act or thing the commission or omission of which is or could be in contravention of any United Kingdom government or local authority law regulation order or instrument save of an immaterial nature

13.      BOOKS AND RECORDS

13.1 The records statutory books and books of account of Dysys are duly entered up and maintained in accordance with all legal requirements applicable thereto and contain true and accurate records of all matters required to be dealt with therein and all such books and all records and documents (including documents of title) which are its property are in its possession or under its control and all accounts documents and returns required to be delivered or made to the Registrar of Companies have been duly and correctly delivered or made.

14.      INTELLECTUAL PROPERTY

14.1     Dysys:

         14.1.1 has unencumbered title to all intellectual property in those items of the Product developed by or on behalf of Dysys at the date of this Agreement which Product is for identification purposes annexed to the Disclosure Letter as annexure 12; and

         14.1.2 the conduct of Dysys' business does not infringe the rights of intellectual property of any third party.

15.      CURRENT EMPLOYEES

15.1 All the employees currently employed by Dysys (none of whom has given or has received notice) are set out in the Disclosure Letter.

15.2 Dysys does not have any pension scheme for the benefit of its employees.

                                  SCHEDULE IV
                                  The Property



Description                         Freehold/                 Particulars of                  Annual
of Property                         Leasehold                 Licence                         Licence Fee
--------------------------------------------------------------------------------------------------------------
offices at the rear of              Under Licence             Dated 25.3.92                   Pound 9,800 p.a.
the 2nd floor of                                              Licence expires                 (exclusive of
136 Kentish Town Road                                         24.3.93                         rates)
London NW1 9QB                                                                                payable quarterly
                                                                                              in advance

                                   SCHEDULE V
                                 The Employees



1.  Simon Williams

2.  Melinda Horton

3.  Richard Thompson

4.  Paul Vereycken

5.  Anthony Suhin

         SIGNED by SIMON WILLIAMS     )        /s/ Simon Williams
         in the presence of:          )

Witness
Signature:  signature unreadable

Witness
Name:  as above


Witness
Address:  unreadable

Witness
Occupation:  unreadable



         SIGNED by MELINDA HORTON )         /s/ Melinda Horton
         in the presence of       )

Witness
Signature:  signature unreadable


Witness
Name:  as above

Witness
Address:

Witness
Occupation:



         SIGNED by SIMON WILLIAMS )       /s/ Simon Williams
         for and on behalf of     )
         DYSYS LIMITED in the     )
         presence of:             )

Witness
Signature:  signature unreadable

Witness
Name:  as above

Witness
Address:

Witness
Occupation:

         SIGNED by PAUL WILDE              )        /s/ Paul Wilde
         for and on behalf of              )
         SYNON CORPORATION in              )
         the presence of:                  )

Witness
signature:  signature unreadable

Witness
Name:  as above

Witness
Address:  as above

Witness
Occupation:

                                   ANNEXURE 1

==================================================================================================================================
KT project budget
==================================================================================================================================
==================================================================================================================================
Outgoings                                    1992                         1993                               1994
(Pounds        Item          Annual  ---------------------------------------------------------------------------------------------
Sterling)000                  basis   Sept    Q4    Total    Q1     Q2     Q3     Q4    Total    Q1     Q2     Q3     Q4    Total
----------------------------------------------------------------------------------------------------------------------------------
Payroll        Williams       125.0   10.4   31.3   41.7    31.3   31.3   31.3   31.3   125.2   31.3   31.3   31.3   31.3   125.2
               Horton          85.0    7.1   21.3   28.4    21.3   21.3   21.3   21.3    85.2   21.3   21.3   21.3   21.3    85.2
               Thompson        32.0    2.7    8.0   10.7     8.0    8.0    8.0    8.0    32.0    8.0    8.0    8.0    8.0    32.0
               Suhin           19.0    1.6    4.8    6.4     4.8    4.8    4.8    4.8    19.2    4.8    4.8    4.8    4.8    19.2
               Vereycken       35.0    2.9    8.8   11.7     8.8    8.8    8.8    8.8    35.2    8.8    8.8    8.8    8.8    35.2
               Developer       26.5           6.6    6.6     6.6    6.6    6.6    6.6    26.4    6.6    6.6    6.6    6.6    26.4
               QA              25.0                          6.3    6.3    6.3    6.3    25.2    6.3    6.3    6.3    6.3    25.2
               Documentor      30.0                          7.5    7.5    7.5    7.5    30.0    7.5    7.5    7.5    7.5    30.0
               NHI            10.6%    2.6    8.6   11.2    10.0   10.0   10.0   10.0    40.0   10.0   10.0   10.0   10.0    40.0
              --------------------------------------------------------------------------------------------------------------------
               Total                  27.3   89.4  116.7   104.6  104.6  104.6  104.6   418.4  104.6  104.6  104.6  104.6   418.4
              --------------------------------------------------------------------------------------------------------------------
               Headcount                 5      6              8      8      8      8              8      8      8      8
----------------------------------------------------------------------------------------------------------------------------------
Fixed          Rent                    0.8    2.5    3.3     2.5    2.5    2.5    2.5    10.0    2.5    2.5    2.5    2.5    10.0
               Rates                   0.2    0.6    0.8     0.6    0.6    0.6    0.6     2.4    0.6    0.6    0.6    0.6     2.4
              --------------------------------------------------------------------------------------------------------------------
               Total                   1.0    3.1    4.1     3.1    3.1    3.1    3.1    12.4    3.1    3.1    3.1    3.1    12.4
----------------------------------------------------------------------------------------------------------------------------------
Variable       Computer sundries       0.1    0.3    0.4     0.3    0.3    0.3    0.3     1.2    0.3    0.3    0.3    0.3     1.2
               Insurance                                     0.5                          0.5    0.5                          0.5
               Maintenance                    1.0    1.0     2.9    0.8    1.5    0.3     5.5    2.9    0.8    1.5    0.3     5.5
               Office sundries         0.2    0.6    0.8     1.0    1.0    1.0    1.0     4.0    1.0    1.0    1.0    1.0     4.0
               Power                   0.2    0.5    0.7     0.5    0.5    0.5    0.5     2.0    0.5    0.5    0.7    0.7     2.4
               PP&S                    0.2    0.6    0.8     0.6    0.6    0.6    0.6     2.4    0.6    0.6    1.0    1.0     3.2
               Publications            0.1    0.2    0.3     0.2    0.2    0.2    0.2     0.8    0.2    0.2    0.2    0.2     0.8
               Recruitment             1.5           1.5    10.0                         10.0
               Staff welfare           0.1    0.2    0.3     0.3    0.3    0.3    0.3     1.2    0.3    0.2    0.2    1.0     1.7
               Telecoms                0.1    0.2    0.3     0.2    0.2    0.4    0.4     1.2    0.6    0.6    0.8    0.8     2.8
               Training                       1.0    1.0                                                       2.0            2.0
               Travel                  0.7    2.0    2.7     2.0    2.0    4.0    6.0    14.0    6.0    6.0    6.0    6.0    24.0
              --------------------------------------------------------------------------------------------------------------------
               Total                   3.2    6.6    9.8    18.5    5.9    8.8    9.6    42.8   12.9   10.2   13.7   11.3    48.1
==================================================================================================================================
Total expenses                        31.5   99.1  130.6   126.2  113.6  116.5  117.3   473.6  120.6  117.9  121.4  119.0   478.9
==================================================================================================================================
Capital        PC hardware            10.0          10.0     6.0                          6.0
 Items         PC software             1.5                   1.0
               ASNA Diploma/C          2.0
               IBM CODE/400            2.0
               IBM RS/6000                                  14.0
               Telephone system        3.0           3.0
              --------------------------------------------------------------------------------------------------------------------
               Total                  18.5          13.0    21.0                          6.0
==================================================================================================================================
Total outgoings                       50.0   99.1  143.6   147.2  113.6  116.5  117.3   479.6  120.6  117.9  121.4  119.0   478.9
==================================================================================================================================
Cumulative outgoings                  50.0  149.1          296.3  409.9  526.4  643.7          764.3  882.2  1,004  1,123
==================================================================================================================================
Relocation     Expense                                              8.0    4.0    4.0    16.0    4.0    4.5    4.0    4.0    16.5
contintency    F&F                                                 20.0                  20.0
              --------------------------------------------------------------------------------------------------------------------
                    Total                                          28.0    4.0    4.0    36.0    4.0    4.5    4.0    4.0    16.5
==================================================================================================================================

                                   ANNEXURE 2

                 SPECIFICATION

1.       Functionality

         The Product will be an integrated CASE tool whose functions are:

         *       to support its users in designing applications;

         *       to store the application designs which its users create; and

         * to generate from the stored application designs all source code necessary to implement applications on the IBM AS/400 computer in both NPT and PWS operational modes.


2.       Design support

         The Product will provide facilities for users to:

         *       Describe business objects (entities and functions);

         * Describe the decomposition of business objects into data objects, programs and subroutines at a level capable of implementation as an applicacion;

         * Describe class hierarchies through which objects may inherit the properties of other objects;

         * Describe the attributes of data objects and their relationships to other data objects;

         * Describe the logic of functions and their relationships to each other via an interactive action diagram editor;

         * Describe the layout of PWS panels, NPT panels and printed reports via an interactive device design editor;

         * Describe implementation objects (physical and logical files, programs and subroutines) in sufficient detail to support the automatic generation of source code for implementation;

         *       Create, score and print network diagrams showing:

*        Class hierarchies
*        Object decomposition
*        Entity relationships
*        Function relationships

         * Describe new versions of an application by specifying incremental change.

3.       Generation

         The Product will provide facilities to generate source code and help text to implement interactive, batch and report programs in both NPT and PWS environments, including:

         * Server and NPT process code in RPG, C or COBOL, with database access code in RPG, C, COBOL or SQL at the user's option;

         *       Client process code in C or COBOL;

         *       OS/400 database definition code in DDS or SQL;

         *       NPT panels in DDS or UIM, and print files in DDS;

         *       PWS panels via appropriate resource files.

         High level languages options will be decided in consultation with Synon subject to an analysis of the market requirement.

         Users will be able to nominate a specified version of an application during generation.

         The Product will include facilities to build a list of objects whose designs are likely to need change as a consequence of a change to the design of one object.


4.       Operating environment

         The Product will operate in PWS mode using an IBM AS/400 server. Client processors will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         The Product will be designed to perform adequately on a personal computer using an Intel 486SX processor or equivalent with 8 megabytes of memory and 120 megabytes of disk storage.

         The Product will maintain its repository on the AS/400.

5.       Target environment

         The Product will generate applications for the IBM AS/400, using its native RDBMS facilities. Interactive applications may be generated in both NPT and PWS mode. PWS application clients will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         Applications generate by the Product will be designed to perform adequately on a personal computer using an Intel 386SX processor or equivalent with 4 megabytes of memory and 60 megabytes of disk storage.

6.       Authorisation

         The Product will include facilities to:

         * Restrict the number of concurrent users to a limit specified by an encrypted authorisation code;

         * Prevent the operation of the Product on a designated AS/400 processor beyond a date specified by an encrypted authorisation code.

         Dysys will create a program to generate encrypted authorisation codes.


7.       Class libraries and design import

         The Product will include a class library of objects from which user-created objects may inherit properties such that such user-created objects make optimal use of the Product to generate applications for NPT and PWS environments.

         The Product will include facilities to import as much as reasonably possible of the design of an application created using Synon/2E.

         The Product will include a well-defined interface via which designs may be imported from other CASE tools, and via which designs created within the Product may be exported to other generators.

8.       Documentation

         The Product will include:

         * A user manual providing the information which users need to load the Product and to begin to use it in a limited manner;

         * A user manual providing the information which users need to enable them to use all of the Product's facilities;

AGREED DOCUMENTS



Mr Paul Vereycken
7 Heathdene Road
London SW16 3NZ

15th September 1992

Dear Paul,

This letter records your employment with Dysys Limited ("the Company"). It also gives you the information required by law, and the terms and conditions to which you are subject. To confirm your agreement with the terms and conditions you should sign the duplicate of this letter and return it to me. This will then replace and supersede any other agreements or employment terms relating to your employment with the Company.

1.       Duties.

         The Company shall employ you as Software Engineer or in any other capacity as the Company may agree with you from time to time. You will be required to perform duties and undertake assignments in any part of the United Kingdom to the best of your ability, and to devote the whole of your time and attention during working hours to the interests and welfare of the Company.

         You will not be directly or indirectly concerned, engaged or interested in any business competing with that of the Company except with the written consent of the Board of Directors of the Company, or as the holder (directly or through nominees) of investments listed on any recognised stock exchange where the holding does not exceed five per cent of the issued shares or stock of any class of any one company.

2.       Remuneration and benefits.

2.1 The Company will pay you a salary at the rate of Pound 33,000 per annum, or such higher rate as may from time to time be agreed. Salary shall be payable by equal monthly payments in arrear not later than the 28th day of each month.

2.2 The Company will refund to you all reasonable travelling, hotel and other expenses properly incurred by you on the Company's business.

2.3 You are not entitled to any pension from the Company. A contracting out certificate under the Social Security Act 1975 is not in force in respect of the employment to which this letter refers.

3.       Salary during illness.

         If you are absent through illness or accident for more than a total of three months in any consecutive period of twelve months your salary may be reduced during any period in excess of the three month period to one half of that to which you would otherwise be entitled.
         Included within such



                                     1 of 5
         salary shall be any amount to which you are entitled as Statutory Sick Pay. The Company will deduct from your salary any income benefit which you are entitled to claim in consequence of any sickness or accident under the National Insurance scheme in force at the time.

4.       Hours of work.

4.1 You will conform to such hours of work as may from time be reasonably required of you and you will not be entitled to receive any additional remuneration for work outside your normal hours.

4.2 At the time of writing, the Company operates flexible working hours, whereby you are required to work 37.5 hours during each working week (less 7.5 hours for each usual public and statutory holiday) and are required to be at work between the hours of 10.00am and 4.00pm on each working day.

5.       Holidays.

5.1 You will be entitled to the usual public and statutory holidays, and in addition to twenty-five working days holiday in each full calendar year of employment, to be taken at times as may be approved by the Company.

5.2 During the years in which your employment commences and terminates, you will be entitled to holiday in direct proportion to your length of service during that year, calculated as:

         No of days service / 365 X 25, rounded to the nearest whole day

5.3 On termination of your employment with the Company for any reason your final salary payment shall be increased or decreased by:

        (Holiday entitlement - Holiday days taken) X Annual salary / 260

5.4 If during any calendar year you do not take all the holiday to which you are entitled, you shall not carry forward any holiday entitlement, and you shall not be entitled to any additional remuneration in respect of the unused entitlement.

6.       Term and termination.

6.1 Your employment with the Company commenced on 1st July 1992, and no previous employment counts as part of your continuous period of employment with the Company.

6.2 The first three months of your employment with the Company will be a probatory period during which you are entitled to receive and are obliged to give one week's notice to terminate your employment,

6.3 Unless previously terminated under other provisions of this clause your employment with the Company will continue until the expiry of written notice for not less that the appropriate period given either by you or by the Company to the other. Initially the appropriate period will be one month, but in the light of your performance and progress it may be increased from time to time to a period of not more than three months by the Company giving you written notice to that effect.





                                   - 2 of 5 -

6.4 In the event of your performance proving unsatisfactory, the Company may give you written notification of this, detailing the specific reasons. The Company may then subsequently terminate your employment if in its opinion there has been insufficient improvement in your performance. Notice of termination will be given to you not sooner than one month nor later that three months after the date of the original notification. The period for such notice shall be one month.

6.5 Your employment with the Company shall in any event (unless otherwise agreed in writing) terminate on the date of your sixtieth birthday.

6.6 The Company may terminate your employment with the Company by notice in writing immediately:

         a. If you act so as to bring yourself or the Company into disrepute, or if you are guilty of gross misconduct, or are substantially in breach of this Agreement, or

         b. if you are absent and unable to fulfil your duties through accident or illness for a total of 90 days or more in any period of twelve months.

7.       Secrecy.

7.1 You shall not disclose to any person, firm or company, or seek to exploit at any time either during or after the termination of your employment with the Company any trade secret or confidential information relating to the business, plant, machinery, processes or formulae of the Company or any customer of the Company.

7.2 Upon the termination of your employment with the Company you will return to the Company any property of the Company, and all records of any nature or description which you may have in any way relating directly or indirectly to the business of the Company or any customer of the Company.

8.       Inventions

8.1 Any procedures, processes, designs, formulae, equipment, techniques, specifications, methods of production or inventions, or other industrial property ("the said procedures or inventions") which you may evolve, discover, invent or improve at any time during the course of or arising out of your employment with the Company, including any of the said procedures or inventions which result from disclosures to you by any customer of his own procedures, inventions or machinery shall be disclosed to the Company and shall (subject to Sections 39 to 42 of the Patents Act 1977) be the exclusive property of the Company or the customer as the case may be.

8.2 At the request of the Company, and at the expense of the Company or the customer as the case may be, you will make or join in such applications, execute such deeds and do all such other acts as are necessary to secure and where appropriate to register in the name of the Company or the customer as the case may be any letters patent, copyrights and/or trade marks in the United Kingdom and elsewhere in respect of the said procedures and inventions.





                                   - 3 of 5 -

8.3 For the avoidance of doubt, it is specifically understood that the provisions of this Clause apply to any invention, discovery or improvement made by you during the course of or arising out of your employment with the Company, whether inside or outside normal working hours, and whether made with the use of the Company's premises, machinery or equipment or not.

8.4 For the purposes of this Clause you irrevocably appoint the Company as your attorney in your name to execute and do all documents and things which are required in order to give effect to the provisions of this Clause, and the Company is hereby empowered to appoint and remove at pleasure any person as agent and substitute for and on behalf of the Company in respect of all or any of the matters aforesaid.

9.       Restrictions after termination

9.1 There will be a restricted period after the termination of your employment (however it may end). The restricted period, which will be three months or twice the appropriate period in Clause 7 (whichever is the greater) subject to a maximum of six months, will run from the date on which you or the Company gives notice to the other, or in the absence of notice the date of actual termination of your employment.

9.2      During the restricted period you shall not:

         a. seek or accept employment with, or perform any services not authorised by the Company for, any customer of the Company for whom you have rendered any services on behalf of the Company during the twelve months immediately preceding the beginning of the restricted period.

         b. for yourself or for any other person, firm or company solicit or entice away from the Company (or attempt to do so) any consultant or employee or servant of the Company.

         c. for yourself or for any other person, firm or company solicit or entice away from the Company (or attempt to do so) any person, firm or company who was at any time during the twelve months immediately preceding the beginning of the restricted period a customer of or otherwise in the habit of dealing with the Company.

         d. for yourself or for any other person, firm or company carry on or be engaged in any business which competes with any aspect of the business of the Company.

10.      General.

10.1 If you are dissatisfied with any disciplinary decision in respect of your employment or wish to obtain redress of any grievance relating to your employment you should notify a director of the Company in writing immediately.

10.2 This Agreement and all matters arising in connection with it shall be governed by English Law and shall be subject to the jurisdiction of the English courts.





                                     4 of 5

Signed___________________________________________________

A Director duly appointed on behalf of Dysys Limited



I hereby confirm my agreement to and accept the above.

Signed___________________________________________________

Dated____________________________________________________





                                   - 5 of 5 -

Paul Vereycken
7 Heathdene Road
London SW16 3NZ

15th September 1992



Dear Paul,

I am writing to you to tell you about the bonus system that Dysys is proposing to operate for its key employees, which I hope will benefit you.

Dysys intends that the system will operate as follows:

* All employees of Dysys (except Melinda and myself) who make a qualifying level of contribution to KT will be eligible to participate in the bonus system.

* Bonus will be payable in respect of six month bonus periods, the first of which will begin on the first of the month during which the first commercial sale of KT occurs. At the end of each bonus period:

         * We will create a bonus pool of one percent of the revenue received by the Synon group in respect of worldwide sales and maintenance of KT during the prior six months.

         * We will tell you the percentage of the bonus pool which you will receive (your "bonus percent"), and what your actual bonus will be. Your bonus will be paid together with your monthly salary for the month after the end of the bonus period.

* In determining your bonus percent, we will take into account both your cumulative contribution to KT since you joined Dysys, and your contribution to KT during the relevant bonus period, with greater emphasis on the former.

* If we decrease your bonus percent from one period to another, we will discuss with you the reasons why, and what you need to do to restore it to its former level.

* Bonuses are paid at Dysys' discretion, and are not a contractual right. No-one's bonus percent will exceed 25% of the bonus pool in any bonus period.

* If you leave the company during a bonus period, you may still be eligible for a bonus, provided that you finish any important tasks which you have in progress, and hand over your work to someone else in an orderly way.


/2

/2


Our present intention is that, based on your current performance, if KT is ready for launch by lst January 1994, your initial bonus percent will be 15%. It will decrease by 1% for every additional month which we take to complete the product.

I hope you find this concept an exciting opportunity. It is intended to give you an immediate real benefit which doesn't carry the risk and uncertainty associated with share options, which can go down in value as well as up, and which do not vest for three years. The bonus scheme will, therefore, replace the idea of share options being available to employees.

Yours sincerely,





Simon Williams

Mr Richard Thompson
33 Cambridge Gardens
Christchurch
Dorset BH23 2TL

15th September 1992

Dear Richard,

This letter records your employment with Dysys Limited ("the Company"). It also gives you the information required by law, and the terms and conditions to which you are subject. To confirm your agreement with the terms and conditions you should sign the duplicate of this letter and return it to me. This will then replace and supersede any other agreements or employment terms relating to your employment with the Company.

1.       Duties.

         The Company shall employ you as Software Engineer or in any other capacity as the Company may agree with you from time to time. You will be required to perform duties and undertake assignments in any part of the United Kingdom to the best of your ability, and to devote the whole of your time and attention during working hours to the interests and welfare of the Company.

         You will not be directly or indirectly concerned, engaged or interested in any business competing with that of the Company except with the written consent of the Board of Directors of the Company, or as the holder (directly or through nominees) of investments listed on any recognised stock exchange where the holding does not exceed five per cent of the issued shares or stock of any class of any one company.

2.       Remuneration and benefits.

2.1 The Company will pay you a salary at the rate of Pound 30,000 per annum, or such higher rate as may from time to time be agreed. Salary shall be payable by equal monthly payments in arrear not later than the 28th day of each month.

2.2 The Company will refund to you all reasonable travelling, hotel and other expenses properly incurred by you on the Company's business.

2.3 You are not entitled to any pension from the Company. A contracting out certificate under the Social Security Act 1975 is not in force in respect of the employment to which this letter refers.

2.4 At the commencement of your employment, the Company will loan you each quarter, interest free, a sum equal to one quarter of the cost of a 2nd class annual British Rail season ticket between Christchurch and London. These sums will be repaid by deduction from your salary in equal monthly instalments. Any such sum owed by you to the Company upon termination of your employment will be immediately repayable.




                                     1 of 5

3.       Salary during illness.

         If you are absent through illness or accident for more than a total of three months in any consecutive period of twelve months your salary may be reduced during any period in excess of the three month period to one half of that to which you would otherwise be entitled.
         Included within such salary shall be any amount to which you are entitled as Statutory Sick Pay. The Company will deduct from your salary any income benefit which you are entitled to claim in consequence of any sickness or accident under the National Insurance scheme in force at the time.

4.       Hours of work.

4.1 You will conform to such hours of work as may from time be reasonably required of you and you will not be entitled to receive any additional remuneration for work outside your normal hours.

4.2 At the time of writing, the Company operates flexible working hours, whereby you are required to work 37.5 hours during each working week (less 7.5hours for each usual public and statutory holiday) and are required to be at work between the hours of 10.00am and 4.00pm on each working day.

5.       Holidays.

5.1 You will be entitled to the usual public and statutory holidays, and in addition to twenty working days holiday in each full calendar year of employment, to be taken at times as may be approved by the Company.

5.2 During the years in which your employment commences and terminates, you will be entitled to holiday in direct proportion to your length of service during that year, calculated as:

        No of days service / 365 X 20, rounded to the nearest whole day

5.3 On termination of your employment with the Company for any reason your final salary payment shall be increased or decreased by:

           (Holiday entitlement - Holiday days taken) X Annual salary / 260

5.4 If during any calendar year you do not take all the holiday to which you are entitled, you shall not carry forward any holiday entitlement, and you shall not be entitled to any additional remuneration in respect of the unused entitlement.

6.       Term and termination.

6.1 Your employment with the Company commenced on 10th February 1992, and no previous employment counts as part of your continuous period of employment with the Company.

6.2 The first three months of your employment with the Company will be a probatory period during which you are entitled to receive and are obliged to give one day's notice to terminate your employment.

6.3 Unless previously terminated under other provisions of this clause your employment with the Company will continue until the expiry of written notice for not less that the appropriate period given either by you or by the Company to the other. Initially the appropriate period will be one month, but in the light of your performance and progress it may be


                                   - 2 of 5 -
         increased from time to time to a period of not more than three months by the Company giving you written notice to that effect.

6.4 In the event of your performance proving unsatisfactory, the Company may give you written notification of this, detailing the specific reasons. The Company may then subsequently terminate your employment if in its opinion there has been insufficient improvement in your performance. Notice of termination will be given to you not sooner than one month nor later that three months after the date of the original notification. The period for such notice shall be one month.

6.5 Your employment with the Company shall in any event (unless otherwise agreed in writing) terminate on the date of your sixtieth birthday.

6.6 The Company may terminate your employment with the Company by notice in writing immediately:

         a. If you act so as to bring yourself or the Company into disrepute, or if you are guilty of gross misconduct, or are substantially in breach of this Agreement, or

         b. if you are absent and unable to fulfil your duties through accident or illness for a total of 90 days or more in any period of twelve months.

7.       Secrecy.

7.1 You shall not disclose to any person, firm or company, or seek to exploit at any time either during or after the termination of your employment with the Company any trade secret or confidential information relating to the business, plant, machinery, processes or formulae of the Company or any customer of the Company.

7.2 Upon the termination of your employment with the Company you will return to the Company any property of the Company, and all records of any nature or description which you may have in any way relating directly or indirectly to the business of the Company or any customer of the Company.

8.       Inventions

8.1 Any procedures, processes, designs, formulae, equipment, techniques, specifications, methods of production or inventions, or other industrial property (''the said procedures or inventions'') which you may evolve, discover, invent or improve at any time during the course of or arising out of your employment with the Company, including any of the said procedures or inventions which result from disclosures to you by any customer of his own procedures, inventions or machinery shall be disclosed to the Company and shall (subject to Sections 39 to 42 of the Patents Act 1977) be the exclusive property of the Company or the customer as the case may be.

8.2 At the request of the Company, and at the expense of the Company or the customer as the case may be, you will make or join in such applications, execute such deeds and do all such other acts as are necessary to secure and where appropriate to register in the name of the Company or the customer as the case may be any letters patent, copyrights and/or trade marks in the United Kingdom and elsewhere in respect of the said procedures and inventions.




                                     3 of 5

8.3 For the avoidance of doubt, it is specifically understood that the provisions of this Clause apply to any invention, discovery or improvement made by you during the course of or arising out of your employment with the Company, whether inside or outside normal working hours, and whether made with the use of the Company's premises, machinery or equipment or not.

8.4 For the purposes of this Clause you irrevocably appoint the Company as your attorney in your name to execute and do all documents and things which are required in order to give effect to the provisions of this Clause, and the Company is hereby empowered to appoint and remove at pleasure any person as agent and substitute for and on behalf of the Company in respect of all or any of the matters aforesaid.

9.       Restrictions after termination

9.1 There will be a restricted period after the termination of your employment (however it may end). The restricted period, which will be three months or twice the appropriate period in Clause 7 (whichever is the greater) subject to a maximum of six months, will run from the date on which you or the Company gives notice to the other, or in the absence of notice the date of actual termination of your employment.

9.2      During the restricted period you shall not:

         a. seek or accept employment with, or perform any services not authorised by the Company for, any customer of the Company for whom you have rendered any services on behalf of the Company during the twelve months immediately preceding the beginning of the restricted period.

         b. for yourself or for any other person, firm or company solicit or entice away from the Company (or attempt to do so) any consultant or employee or servant of the Company.

         c. for yourself or for any other person, firm or company solicit or entice away from the Company (or attempt to do so) any person, firm or company who was at any time during the twelve months immediately preceding the beginning of the restricted period a customer of or otherwise in the habit of dealing with the Company.

         d. for yourself or for any other person, firm or company carry on or be engaged in any business which competes with any aspect of the business of the Company.

10.      General.

10.1 If you are dissatisfied with any disciplinary decision in respect of your employment or wish to obtain redress of any grievance relating to your employment you should notify a director of the Company in writing immediately.

10.2 This Agreement and all matters arising in connection with it shall be governed by English Law and shall be subject to the jurisdiction of the English courts.





                                     4 of 5

Signed________________________________________________

A Director duly appointed on behalf of Dysys Limited



I hereby confirm my agreement to and accept the above.

Signed________________________________________________

Dated_________________________________________________





                                   - 5 of 5 -

Richard Thompson
33 Cambridge Gardens
Christchurch
Dorset BH23 2TL

15th September 1992



Dear Richard,

I am writing to you to tell you about the bonus system that Dysys is proposing to operate for its key employees, which I hope will benefit you.

Dysys intends that the system will operate as follows:

* All employees of Dysys (except Melinda and myself) who make a qualifying level of contribution to KT will be eligible to participate in the bonus system.

* Bonus will be payable in respect of six month bonus periods, the first of which will begin on the first of the month during which the first commercial sale of KT occurs. At the end of each bonus period:

         * We will create a bonus pool of one percent of the revenue received by the Synon group in respect of worldwide sales and maintenance of KT during the prior six months.

         * We will tell you the percentage of the bonus pool which you will receive (your "bonus percent"), and what your actual bonus will be. Your bonus will be paid together with your monthly salary for the month after the end of the bonus period.

* In determining your bonus percent, we will take into account both your cumulative contribution to KT since you joined Dysys, and your contribution to KT during the relevant bonus period, with greater emphasis on the former.

* If we decrease your bonus percent from one period to another, we will discuss with you the reasons why, and what you need to do to restore it to its former level.

* Bonuses are paid at Dysys' discretion, and are not a contractual right. No-one's bonus percent will exceed 25% of the bonus pool in any bonus period.

* If you leave the company during a bonus period, you may still be eligible for a bonus, provided that you finish any important tasks which you have in progress, and hand over your work to someone else in an orderly way.



/2

/2


Our present intention is that, based on your current performance, if KT is ready for launch by lst January 1994, your initial bonus percent will be 20%. It will decrease by 1% for every additional month which we take to complete the product.

I hope you find this concept an exciting opportunity. It is intended to give you an immediate real benefit which doesn't carry the risk and uncertainty associated with share options, which can go down in value as well as up, and which do not vest for three years. The bonus scheme will, therefore, replace the idea of share options being available to employees.

Yours sincerely,





Simon Williams

DYSYS LETTERHEAD


Simon Williams
19 Highfields Grove
Fitzroy Park
London N6 6HN

15th September 1992

Dear Simon,

This letter records your employment with Dysys Limited ("the Company"). It also gives you the information required by law, and the terms and conditions to which you are subject. To confirm your agreement with the terms and conditions you should sign the duplicate of this letter and return it to me. This will then replace and supersede any other agreements or employment terms relating to your employment with the Company and all benefits received in connection with that employment.

1.       Duties and place or work.

1.1 The Company shall employ you as Software Engineer or in any other capacity as the Company may agree with you from time to time. You will be required to work at 136 Kentish Town Road, London NWI 9QB.
         You may be required to travel on the business of the Company or any of its subsidiary or associated companies anywhere in the world (as the same are defined in Section 736 of the Companies Act 1985 and Section 416 of the Income and Corporation Taxes Act 1985, respectively). You are to report to the Chief Executive Officer of Synon Corporation.

1.2 You shall devote the whole of your time and attention during working hours to the interests and welfare of the Company and faithfully and diligently perform your duties to the best of your ability. You may be required in pursuance of your duties to perform services not only for the Company but also for any subsidiary or associated company.

                                   - 1 of 9 -

1.3 You will not be directly or indirectly concerned, engaged or interested in any business competing with that of the Company except with the written consent of the Board of Directors of the Company, or as the holder (directly or through nominees) of investments listed on any recognised stock exchange where the holding does not exceed five per cent of the issued shares or stock of any class of any one company.

2.       Remuneration and benefits.

2.1 The Company will pay you a basic salary at the rate of Pound 125,000 per annum, or such higher rate as may from time to time be agreed. Salary shall be payable by equal monthly payments in arrear not later than the 28th day of each month.

2.2 In addition to the basic salary specified in sub-clause 2.1 the Company shall pay to you a Commission ("the Commission") which (subject to the provisions of sub-clause 2.5 below) shall be such sum as equals two percent (2.0%) of all income revenue and other payments or consideration of any kind received by or on behalf of the Company or any subsidiary or associated company of the Company including Synon Corporation and its subsidiaries and associated companies during the period of 5 years (as specified in sub-clause 2.4 below) in respect of each sale or rental by way of licence or maintenance or other exploitation of the Product (herein meaning the Product specified in sub-clause 2.3 below) or any part of the Product in any language anywhere in the world by Synon Corporation, the Company, their subsidiary and associated companies and any third parties ("Receipts").

2.3 References to the Product herein means the next generation workstation based CASE product currently being developed by the Company and all improvements, enhancements, modifications and new versions of that Product and all user documentation for that Product as it exists from time to time.

2.4 The Commission shall be calculated on Receipts in respect of the Product received:


                                     2 of 9

         i.      during the period of five (5) years commencing on _____ and

         ii. after the aforesaid five year period in respect of contracts entered by the Company or Synon Corporation and their subsidiary and associated companies during the said five year period.

         The Commission shall be paid monthly in arrears within thirty (30) days of the end of each calendar month in which the said Receipts of Product fees are received by or on behalf of the Company and its associated and subsidiary companies and Synon Corporation, and its associated and subsidiary companies.

2.5      The Commission due hereunder shall be due and payable to you:

         i.      during the continuance of your employment and

         ii. after the termination of your employment PROVIDING THAT you develop the Product, or procure that the Product is developed, to the extent that it complies in all material respects with the Product specification, as amended from time to time with your agreement (a copy of the current version of the specification having been initialled by the parties for identification) UNLESS the Company shall terminate your employment (other than for gross misconduct) when the said Commission shall continue to be due and payable after such termination and the above proviso shall not apply. If you voluntarily terminate your employment hereunder after developing the Product to the extent that it complies with the said specification in all material respects, but prior to the expiration of the period of 5 years referred to in sub- clause
                 2.4 above the rate of Commission referred to in sub-clause 2.2 shall be reduced to one percent (1.0%) from the date of such termination.

2.6 All payments to be made to you hereunder shall be paid in British pounds sterling and in respect of the Commission any fees received by Synon Corporation or the Company and its subsidiaries and associated companies on which the same is payable shall be converted to sterling by reference to the spot rate on the London Foreign Exchange Market at about 11am on the first day of the calendar month in which the payment is made.

                                   - 3 of 9 -

                     Rider to Page 3 of a Service Agreement
                           dated 15th September 1992





 ....the first to occur of:

(a) the date of the first sale or rental by way of licence of the Product or

(b) 1st July 1994; Provided That the date of 1st July 1994 aforesaid shall be extended if the Budget as defined in a Share Purchase Agreement of event date between Simon Williams, Melinda Horton, Synon Corporation and Dysys Limited is reduced pursuant to any provision of sub-clause
         7.3.1 of it in which event the said date of lst July 1994 shall be such later date as Synon Corporation and Simon Williams shall agree in writing (both acting reasonably) and failing agreement being reached shall be the date of first sale or rental of the Product as aforesaid;

2.7 The Company shall maintain and shall procure that its subsidiary and associated companies maintain complete and accurate records of such information as may be reasonably necessary to accurately calculate all payments due to you as Commission and shall on reasonable notice make the same available to you for inspection (and if requested copying) by you or your representative no more frequently than once in any six (6) month period.

2.8 If any Commission payable to you hereunder is not paid by the due date for payment then such sum shall bear interest at the rate of two per cent (2%) above the base lending rate from time to time of Barclays Bank plc from the date such sum falls due for payment until the date of actual payment compound twice yearly at six (6) month intervals.

2.9 In the event of any dispute arising between us as to the amount of any Commission payable or paid hereunder the matter shall be referred to an independent third party at your request for it to certify the amount properly due and payable pursuant to the terms of this Agreement. Such independent third party shall be such person or entity as you and the Company shall agree and failing agreement shall be appointed by the President of the Institute of Chartered Accountants at your request. Such independent third party shall act as expert and not as arbitrator hereunder and his decision shall be final and binding on the parties hereto save in the case of fraud or manifest error. The costs of such expert shall be borne as to fifty percent (50%) by the Company and 50% by you unless such expert shall decide that one party has acted unreasonably in which case he shall have discretion as to costs.

2.10 The Company will refund to you all reasonable travelling, hotel and other expenses properly incurred by you on the Company's business.

2.11 You are not entitled to any pension from the Company. A contracting out certificate under the Social Security Act 1975 is not in force in respect of the employment to which this letter refers.



                                   - 4 of 9 -

3.       Salary during illness.

         If you are absent through illness or accident for more than a total of six months in any consecutive period of twelve months your basic salary may be reduced during any period in excess of the six month period to one half of that to which you would otherwise be entitled. Included within such salary shall be any amount to which you are entitled as Statutory Sick Pay. The Company will deduct from your salary any income benefit which you are entitled to claim in consequence of any sickness or accident under the National Insurance scheme in force at the time including Statutory Sick Pay and social security sickness benefit. For the purpose of calculating your entitlement to statutory Sick Pay "qualifying days" are Monday to Friday.

4.       Hours of work.

4.1 You will conform to such hours of work as may from time to time be reasonably required of you and you will not be entitled to receive any additional remuneration for work outside your normal hours.

4.2 At the time of writing, the Company operates flexible working hours, whereby you are required to work 37.5 hours during each working week (less 7.5 hours for each usual public and statutory holiday) and are required to be at work between the hours of 10.00am and 4.00pm on each working day.

5.       Holidays.

5.1 You will be entitled to the usual public and statutory holidays, and in addition to twenty working days holiday in each full calendar year of employment, to be taken at times as may be approved by the Company.

5.2 During the years in which your employment commences and terminates, you will be entitled to holiday in direct proportion to your length of service during that year, calculated as:

        No of days service / 365 X 20, rounded to the nearest whole day


                                   - 5 of 9 -

5.3 On termination of your employment with the Company for any reason your final basic salary payment shall be increased or decreased by:

          (Holiday entitlement - Holiday days taken) X Annual salary / 260

5.4 If during any calendar year you do not take all the holiday to which you are entitled, you shall not carry forward any holiday entitlement, and you shall not be entitled to any additional remuneration in respect of the unused entitlement.

6.       Term and termination.

6.1 Your employment with the Company commenced on lst January 1992, and no previous employment counts as part of your continuous period of employment with the Company.

6.2 Unless previously terminated under other provisions of this clause your employment with the Company will continue until terminated by either party giving one month's written notice to the other.

6.4 In the event of your performance proving unsatisfactory, the Company may give you written notification of this, detailing the specific reasons. The Company may then subsequently terminate your employment if in its opinion there has been insufficient improvement in your performance. Notice of termination will be given to you not sooner than one month nor later that three months after the date of the original notification. The period for such notice shall be one month.

6.5 Your employment with the Company shall in any event (unless otherwise agreed in writing) terminate on the date of your sixtieth birthday.

6.6 The Company may terminate your employment with the Company by notice in writing immediately:

         a. If you act so as to bring yourself or the Company into disrepute, or if you are guilty of gross misconduct, or are substantially in breach of this Agreement, or

         b. if you are absent and unable to fulfil your duties through accident or illness for a total of 180 days or more in any period of twelve months.


                                   - 6 of 9 -

7.       Secrecy.

7.1 You shall not disclose (except in the proper course of your duties) to any person, firm or company, or seek to exploit at any time either during or after the termination of your employment with the Company any trade secret or confidential information relating to the business, plant, machinery, processes or formulae of the Company or any subsidiary or associated company or any customer of the Company or of any subsidiary or associated company. This restriction shall cease to apply to information or knowledge which has come into the public domain other than by breach of this clause, or which is trivial or obvious.

7.2 Upon the termination of your employment with the Company you will return to the Company all property of the Company, and all records of any nature or description which you may have in any way relating directly or indirectly to the business of the Company or any customer of the Company.

8.       Inventions

8.1 Any procedures, processes, designs, formulae, equipment, techniques, specifications, methods of production or inventions, or other industrial property ("the said procedures or inventions") which you may evolve, discover, invent or improve at any time during the course of or arising out of your employment with the Company, including any of the said procedures or inventions which result from disclosures to you by any customer of his own procedures, inventions or machinery shall be disclosed to the Company and shall (subject to Sections 39 to 42 of the Patents Act 1977) be the exclusive property of the Company or the customer as the case may be.

8.2 At the request of the Company, and at the expense of the Company or the customer as the case may be, you will make or join in such applications, execute such deeds and do all such other acts as are necessary to secure and where appropriate to register in the name of the Company or the customer as the case may be any letters patent, copyrights and/or trade marks in the United Kingdom and elsewhere in respect of the said procedures and inventions

                                   - 7 of 9 -

8.3 For the avoidance of doubt, it is specifically understood that the provisions of this Clause apply to any invention, discovery or improvement made by you during the course of or arising out of your employment with the Company, whether inside or outside normal working hours, and whether made with the use of the Company's premises, machinery or equipment or not.

8.4 For the purposes of this Clause you irrevocably appoint the Company as your attorney in your name to execute all documents and do all things which are required in order to give effect to the provisions of this Clause, and the Company is hereby empowered to appoint and remove at pleasure any person as agent and substitute for and on behalf of the Company in respect of all or any of the matters aforesaid.

9.       Restrictions after termination

9.1 There will be a restricted period of six months after the termination of your employment (however it may end). The restricted period will run from the date on which you or the Company gives notice to the other, or in the absence of notice the date of actual termination of your employment.

9.2      During the restricted period you shall not:

         a. seek or accept employment with, or perform any services not authorised by the Company for, any customer of the Company for whom you have rendered any services on behalf of the Company during the six months immediately preceding the beginning of the restricted period.

         b. for yourself or for any other person, firm or company solicit or entice away from the Company or any subsidiary or associated company (or attempt to do so) any consultant or employee or servant of the Company or any subsidiary or associated company.

         c. for yourself or for any other person, firm or company solicit or entice away from the Company or any subsidiary or associated company (or attempt to do so) any person, firm or company who was at any time during the six months immediately preceding the beginning of the restricted period a customer of or otherwise in the habit of dealing with the Company or any subsidiary or associated company.

                                   - 8 of 9 -

         d. for yourself or for any other person, firm or company carry on or be engaged (in a similar capacity to that which you are engaged by the Company hereunder) in any business which competes with the Product.

10.      General.

10.1 There are not in force any formal disciplinary rules applicable to your employment but you are expected to conform to accepted standards of behaviour. If you are dissatisfied with any disciplinary decision in respect of your employment or wish to obtain redress of any grievance relating to your employment you should notify a director of the Company in writing immediately.

10.2 This Agreement and all matters arising in connection with it shall be governed by English Law and shall be subject to the jurisdiction of the English courts.


Signed_____________________________________________

A Director duly authorised on behalf of Dysys Limited

Signed as a deed and delivered by the employee on the date specified below:

Signed_____________________________________________Dated________________________
_____

Witness signature _____________________________________

Witness name      _____________________________________

Witness address  ______________________________________

Witness occupation_____________________________________



                                     9 of 9

EXHIBIT A - SPECIFICATION

1.       Functionality

         The Product will be an integrated CASE tool whose functions are:

         *       to support its users in designing applications;

         *       to store the application designs which its users create; and

         * to generate from the stored application designs all source code necessary to implement applications on the IBM AS/400 computer in both NPT and PWS operational modes.

2.       Design support

         The Product will provide facilities for users to:

         *       Describe business objects (entities and functions);

         * Describe the decomposition of business objects into data objects, programs and subroutines at a level capable of implementation as an application;

         * Describe class hierarchies through which objects may inherit the properties of ocher objects;

         * Describe the attributes of data objects and their relationships to other data objects;

         * Describe the logic of functions and their relationships to each other via an interactive action diagram editor;

* Describe the layout of PWS panels, NPT panels and printed reports via an interactive device design editor;

* Describe implementation objects (physical and logical files, programs and subroutines) in sufficient detail to support the automatic generation of source code for implementation;

*        Create, score and print network diagrams showing:

*        Class hierarchies
*        Object decomposition
*        Entity relationships
*        Function relationships

* Describe new versions of an application by specifying incremental change.

3.       Generation

         The Product will provide facilities to generate source code and help text to implement interactive, batch and report programs in both NPT and PWS environments, including:

         * Server and NPT process code in RPG, C or COBOL, with database access code in RPG, C, COBOL or SQL at the user's option;

         *       Client process code in C or COBOL;

         *       OS/400 database definition code in DDS or SQL;

         *       NPT panels in DDS or UIM, and print files in DDS;

         *       PWS panels via appropriate resource files.


         High level languages options will be decided in consultation with Synon subject to an analysis of the market requirement.

         Users will be able to nominate a specified version of an application during generation.

         The Product will include facilities to build a list of objects whose designs are likely to need change as a consequence of a change to the design of one object.


4.       Operating environment

         The Product will operate in PWS mode using an IBM AS/400 server. Client processors will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         The Product will be designed to perform adequately on a personal computer using an Intel 486SX processor or equivalent with 8 megabytes of memory and 120 megabytes of disk storage.

         The Product will maintain its repository on the AS/400.


5.       Target environment

         The Product will generate applications for the IBM AS/400, using its native RDBMS facilities. Interactive applications may be generated in both NPT and PWS mode. PWS application clients will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         Applications generate by the Product will be designed to perform adequately on a personal computer using an Intel 386SX processor or equivalent with 4 megabytes of memory and 60 megabytes of disk storage.

6.       Authorisation

         The Product will include facilities to:

         * Restrict the number of concurrent users to a limit specified by an encrypted authorisation code;

         * Prevent the operation of the Product on a designated AS/400 processor beyond a date specified by an encrypted authorisation code.

         Dysys will create a program to generate encrypted authorisation codes.


7.       Class libraries and design import

         The Product will include a class library of objects from which user-created objects may inherit properties such that such user-created objects make optimal use of the Product to generate applications for NPT and PWS environments.

         The Product will include facilities to import as much as reasonably possible of the design of an application created using Synon/2E.

         The Product will include a well-defined interface via which designs may be imported from other CASE tools, and via which designs created within the Product may be exported to other generators.

8.       Documentation

         The Product will include:

         * A user manual providing the information which users need to load the Product and to begin to use it in a limited manner;

         * A user manual providing the information which users need to enable them to use all of the Product's facilities;

[DYSYS LETTERHEAD]



Ms Melinda Horton
Mispickel
Danescoombe Valley
Calstock
Cornwall

15th September 1992

Dear Melinda,

This letter records your employment with Dysys Limited ("the Company"). It also gives you the information required by law, and the terms and conditions to which you are subject. To confirm your agreement with the terms and conditions you should sign the duplicate of this letter and return it to me. This will then replace and supersede any other agreements or employment terms relating to your employment with the Company and all benefits received in connection with that employment.

1.       Duties and place or work.

1.1 The Company shall employ you as Software Engineer or in any other capacity as the Company may agree with you from time to time. You will be required to work at 136 Kentish Town Road, London NW1 9QB.
         You may be required to travel on the business of the Company or any of its subsidiary or associated companies anywhere in the world (as the same are defined in Section 736 of the Companies Act 1985 and Section 416 of the Income and Corporation Taxes Act 1988, respectively).

1.2 You shall devote the whole of your time and attention during working hours to the interests and welfare of the Company and faithfully and diligently perform your duties to the best of your ability. You may be required in pursuance of your duties to perform services not only for the Company but also for any subsidiary or associated company.

                                   -1 of 9 -

1.3 You will not be directly or indirectly concerned, engaged or interested in any business competing with that of the Company except with the written consent of the Board of Directors of the Company, or as the holder (directly or through nominees) of investments listed on any recognised stock exchange where the holding does not exceed five per cent of the issued shares or stock of any class of any one company.

2.       Remuneration and benefits.

2.1 The Company will pay you a basic salary at the rate of Pound 85,000 per annum, or such higher rate as may from time to time be agreed. Salary shall be payable by equal monthly payments in arrear not later than the 28th day of each month.

2.2 In addition to the basic salary specified in sub-clause 2.1 the Company shall pay to you a Commission ("the Commission") which (subject to the provisions of sub-clause 2.5 below) shall be such sum as equals one (1.0%) of all income revenue and other payments or consideration of any kind received by or on behalf of the Company or any subsidiary or associated company of the Company including Synon Corporation and its subsidiaries and associated companies during the period of 5 years (as specified in sub-clause 2.4 below) in respect of each sale or rental by way of licence or maintenance or other exploitation of the Product (herein meaning the Product specified in sub-clause 2.3 below) or any part of the Product in any language anywhere in the world by Synon Corporation, the Company, their subsidiary and associated companies and any third parties ("Receipts").

2.3 References to the Product herein means the next generation workstation based CASE product currently being developed by the Company and all improvements, enhancements, modifications and new versions of that Product and all user documentation for that Product as it exists from time to time.

2.4 The Commission shall be calculated on Receipts in respect of the Product received:


                                     2 of 9

         i.      during the period of five (5) years commencing on ______ and

         ii. after the aforesaid five year period in respect of contracts entered by the Company or Synon Corporation and their subsidiary and associated companies during the said five year period.

         The Commission shall be paid monthly in arrears within thirty (30) days of the end of each calendar month in which the said Receipts of Product fees are received by or on behalf of the Company and its associated and subsidiary companies and Synon Corporation, and its associated and subsidiary companies.

2.5      The Commission due hereunder shall be due and payable to you:

         i.      during the continuance of your employment and

         ii. after the termination of your employment PROVIDING THAT you develop the Product, or procure that the Product is developed, to the extent that it complies in all material respects with the Product specification, as amended from time to time with your agreement (a copy of the current version of the specification having been initialled by the parties for identification) UNLESS the Company shall terminate your employment (other than for gross misconduct) when the said Commission shall continue to be due and payable after such termination and the above proviso shall not apply. If you voluntarily terminate your employment hereunder after developing the Product to the extent that it complies with the said specification in all material respects, but prior to the expiration of the period of 5 years referred to in sub-clause
                 2.4 above the rate of Commission referred to in sub-clause 2.2 shall be reduced to one half of one percent (0.5%) from the date of such termination.

2.6 All payments to be made to you hereunder shall be paid in British pounds sterling and in respect of the Commission any fees received by Synon Corporation or the Company and its subsidiaries and associated companies on which the same is payable shall be converted to sterling by reference to the spot rate on the London Foreign Exchange Market at about 11am on the first day of the calendar month in which the payment is made.

                                     3 of 9

                     Rider to Page 3 of a Service Agreement
                           dated 15th September 1992


 .... the first to occur of:

(a)      the date of the first sale or rental by way licence of the Product or

(b) 1st July 1994; Provided That the date of 1st July 1994 aforesaid shall be extended if the Budget as defined in a Share Purchase Agreement of event date between Simon Williams, Melinda Horton, Synon Corporation and Dysys Limited is reduced pursuant to any provision of sub-clause
         7.3.1 of it in which event the said date of 1st July 1994 shall be such later date as Synon Corporation and Simon Williams shall agree in writing (both acting reasonably) and failing agreement being reached shall be the date of first sale or rental of the Product as aforesaid;

2.7 The Company shall maintain and shall procure that its subsidiary and associated companies maintain complete and accurate records of such information as may be reasonably necessary to accurately calculate all payments due to you as Commission and shall on reasonable notice make the same available to you for inspection (and if requested copying) by you or your representative no more frequently than once in any six (6) month period.

2.8 If any Commission payable to you hereunder is not paid by the due date for payment then such sum shall bear interest at the rate of two per cent (2%) above the base lending rate from time to time of Barclays Bank plc from the date such sum falls due for payment until the date of actual payment compound twice yearly at six (6) month intervals.

2.9 In the event of any dispute arising between us as to the amount of any Commission payable or paid hereunder the matter shall be referred to an independent third party at your request for it to certify the amount properly due and payable pursuant to the terms of this Agreement. Such independent third party shall be such person or entity as you and the Company shall agree and failing agreement shall be appointed by the President of the Institute of Chartered Accountants at your request. Such independent third party shall act as expert and not as arbitrator hereunder and his decision shall be final and binding on the parties hereto save in the case of fraud or manifest error. The costs of such expert shall be borne as to fifty percent (50%) by the Company and 50% by you unless such expert shall decide chat one party has acted unreasonably in which case he shall have discretion as to costs.

2.10 The Company will refund to you all reasonable travelling, hotel and other expenses properly incurred by you on the Company's business.

2.11 You are not entitled to any pension from the Company. A contracting out certificate under the Social Security Act 1975 is not in force in respect of the employment to which this letter refers.


                                     4 of 9

3.       Salary during illness

         If you are absent through illness or accident for more than a total of six months in any consecutive period of twelve months your basic salary may be reduced during any period in excess of the six month period to one half of that to which you would otherwise be entitled. Included within such salary shall be any amount to which you are entitled as Statutory Sick Pay. The Company will deduct from your salary any income benefit which you are entitled to claim in consequence of any sickness or accident under the National Insurance scheme in force at the time including Statutory Sick Pay and social security sickness benefit. For the purpose of calculating your entitlement to statutory Sick Pay "qualifying days" are Monday to Friday.

4.       Hours of work.

4.1 You will conform to such hours of work as may from time to time be reasonably required of you and you will not be entitled to receive any additional remuneration for work outside your normal hours.

4.2 At the time of writing, the Company operates flexible working hours, whereby you are required to work 37.5 hours during each working week (less 7.5 hours for each usual public and statutory holiday) and are required to be at work between the hours of 10.00am and 4.00pm on each working day.

5.       Holidays.

5.1 You will be entitled to the usual public and statutory holidays, and in addition to twenty working days holiday in each full calendar year of employment, to be taken at times as may be approved by the Company.

5.2 During the years in which your employment commences and terminates, you will be entitled to holiday in direct proportion to your length of service during that year, calculated as:

        No of days service / 365 X 20, rounded to the nearest whole day

                                   - 5 of 9 -

5.3 On termination of your employment with the Company for any reason your final basic salary payment shall be increased or decreased by:

           (Holiday entitlement - Holiday days taken) X Annual salary / 260

5.4 If during any calendar year you do not take all the holiday to which you are entitled, you shall not carry forward any holiday entitlement, and you shall not be entitled to any additional remuneration in respect of the unused entitlement.

6.       Term and termination.

6.1 Your employment with the Company commenced on 1st January 1992, and no previous employment counts as part of your continuous period of employment with the Company.

6.2 Unless previously terminated under other provisions of this clause your employment with the Company will continue until terminated by either party giving one month's written notice to the other.

6.4 In the event of your performance proving unsatisfactory, the Company may give you written notification of this, detailing the specific reasons. The Company may then subsequently terminate your employment if in its opinion there has been insufficient improvement in your performance. Notice of termination will be given to you not sooner than one month nor later that three months after the date of the original notification. The period for such notice shall be one month.

6.5 Your employment with the Company shall in any event (unless otherwise agreed in writing) terminate on the date of your sixtieth birthday.

6.6 The Company may terminate your employment with the Company by notice in writing immediately:

         a. If you act so as to bring yourself or the Company into disrepute, or if you are guilty of gross misconduct, or are substantially in breach of this Agreement, or

         b. if you are absent and unable to fulfil your duties through accident or illness for a total of 180 days or more in any period of twelve months.

                                   - 6 of 9 -

7.       Secrecy.

7.1 You shall not disclose (except in the proper course of your duties) to any person, firm or company, or seek to exploit at any time either during or after the termination of your employment with the Company any trade secret or confidential information relating to the business, plant, machinery, processes or formulae of the Company or any subsidiary or associated company or any customer of the Company or of any subsidiary or associated company. This restriction shall cease to apply to information or knowledge which has come into the public domain other than by breach of this clause, or which is trivial or obvious.

7.2 Upon the termination of your employment with the Company you will return to the Company all property of the Company, and all records of any nature or description which you may have in any way relating directly or indirectly to the business of the Company or any customer of the Company.

8.       Inventions

8.1 Any procedures, processes, designs, formulae, equipment, techniques, specifications, methods of production or inventions, or other industrial property ("the said procedures or inventions") which you may evolve, discover, invent or improve at any time during the course of or arising out of your employment with the Company, including any of the said procedures or inventions which result from disclosures to you by any customer of his own procedures, inventions or machinery shall be disclosed to the Company and shall (subject to Sections 39 to 42 of the Patents Act 1977) be the exclusive property of the Company or the customer as the case may be.

8.2 At the request of the Company, and at the expense of the Company or the customer as the case may be, you will make or join in such applications, execute such deeds and do all such ocher acts as are necessary to secure and where appropriate to register in the name of the Company or the customer as the case may be any letters patent, copyrights and/or trade marks in the United Kingdom and elsewhere in respect of the said procedures and inventions.

                                   - 7 of 9 -

8.3 For the avoidance of doubt, it is specifically understood that the provisions of this Clause apply to any invention, discovery or improvement made by you during the course of or arising out of your employment with the Company, whether inside or outside normal working hours, and whether made with the use of the Company's premises, machinery or equipment or not.

8.4 For the purposes of this Clause you irrevocably appoint the Company as your attorney in your name to execute all documents and do all things which are required in order to give effect to the provisions of this Clause, and the Company is hereby empowered to appoint and remove at pleasure any person as agent and substitute for and on behalf of the Company in respect of all or any of the matters aforesaid.

9.       Restrictions after termination

9.1 There will be a restricted period of six months after the termination of your employment (however it may end). The restricted period will run from the date on which you or the Company gives notice to the other, or in the absence of notice the date of actual termination of your employment.

9.2      During the restricted period you shall not:

         a. seek or accept employment with, or perform any services not authorised by the Company for, any customer of the Company for whom you have rendered any services on behalf of the Company during the six months immediately preceding the beginning of the restricted period.

         b. for yourself or for any other person, firm or company solicit or entice away from the Company or any subsidiary or associated company (or attempt to do so) any consultant or employee or servant of the Company or any subsidiary or associated company.

         c. for yourself or for any other person, firm or company solicit or entice away from the Company or any subsidiary or associated company (or attempt to do so) any person, firm or company who was at any time during the six months immediately preceding the beginning of the restricted period a customer of or otherwise in the habit of dealing with the Company or any subsidiary or associated company.

                                   - 8 of 9 -

d. for yourself or for any other person, firm or company carry on or be engaged (in a similar capacity to that which you are engaged by the Company hereunder) in any business which competes with the Product.

10.      General.

10.1 There are not in force any formal disciplinary rules applicable to your employment but you are expected to conform to accepted standards of behaviour. If you are dissatisfied with any disciplinary decision in respect of your employment or wish to obtain redress of any grievance relating to your employment you should notify a director of the Company in writing immediately.

10.2 This Agreement and all matters arising in connection with it shall be governed by English Law and shall be subject to the jurisdiction of the English courts.


Signed______________________________________________

A Director duly authorised on behalf of Dysys Limited

Signed as a deed and delivered by the employee on the date specified below:

Signed_______________________________________Dated_______________________

Witness signature _____________________________

Witness name     ______________________________

Witness address _______________________________

Witness occupation______________________________





                                   - 9 of 9 -

EXHIBIT A - SPECIFICATION

1.       Functionality
         The Product will be an integrated CASE tool whose functions are:

         *       to support its users in designing applications;

         *       to store the application designs which its users create; and

         * to generate from the stored application designs all source code necessary to implement applications on the IBM AS/400 computer in both NPT and PWS operational modes.

2.       Design support

         The Product will provide facilities for users to:

         *       Describe business objects (entities and functions);

         * Describe the decomposition of business objects into data objects, programs and subroutines at a level capable of implementation as an application;

         * Describe class hierarchies through which objects may inherit the properties of other objects;

         * Describe the attributes of data objects and their relationships to other data objects;

         * Describe the logic of functions and their relationships to each other via an interactive action diagram editor;

         * Describe the layout of PWS panels, NPT panels and printed reports via an interactive device design editor;

         * Describe implementation objects (physical and logical files, programs and subroutines) in sufficient detail to support the automatic generation of source code for implementation;

         *       Create, score and print network diagrams showing:

                 *        Class hierarchies
                 *        Object decomposition
                 *        Entity relationships
                 *        Function relationships

         * Describe new versions of an application by specifying incremental change.

3.       Generation

         The Product will provide facilities to generate source code and help text to implement interactive, batch and report programs in both NPT and PWS environments, including:

         * Server and NPT process code in RPG, C or COBOL, with database access code in RPG, C, COBOL or SQL at the user's option;

         *       Client process code in C or COBOL;

         *       OS/400 database definition code in DDS or SQL;

         *       NPT panels in DDS or UIM, and print files in DDS;

         *       PWS panels via appropriate resource files.

         High level languages options will be decided in consultation with Synon subject to an analysis of the market requirement.

         Users will be able to nominate a specified version of an application during generation.

         The Product will include facilities to build a list of objects whose designs are likely to need change as a consequence of a change to the design of one object.


4.       Operating environment

         The Product will operate in PWS mode using an IBM AS/400 server. Client processors will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         The Product will be designed to perform adequately on a personal computer using an Intel 486SX processor or equivalent with 8 megabytes of memory and 120 megabytes of disk storage.

         The Product will maintain its repository on the AS/400.


5.       Target environment

         The Product will generate applications for the IBM AS/400, using its native RDBMS facilities. Interactive applications may be generated in both NPT and PWS mode. PWS application clients will be personal computers running DOS and Microsoft Windows Version 3.1 or higher, or OS/2 Version 2 or higher using the WIN-OS/2 environment.

         Applications generate by the Product will be designed to perform adequately on a personal computer using an Intel 386SX processor or equivalent with 4 megabytes of memory and 60 megabytes of disk storage.

6.       Authorisation

         The Product will include facilities to:

         * Restrict the number of concurrent users to a limit specified by an encrypted authorisation code;

         * Prevent the operation of the Product on a designated AS/400 processor beyond a date specified by an encrypted authorisation code.

         Dysys will create a program to generate encrypted authorisation codes.


7.       Class libraries and design import

         The Product will include a class library of objects from which user-created objects may inherit properties such that such user-created objects make optimal use of the Product to generate applications for NPT and PWS environments.

         The Product will include facilities to import as much as reasonably possible of the design of an application created using Synon/2E.

         The Product will include a well-defined interface via which designs may be imported from other CASE tools, and via which designs created within the Product may be exported to other generators.


8.       Documentation

         The Product will include:

         * A user manual providing the information which users need to load the Product and to begin to use it in a limited manner;

         * A user manual providing the information which users need to enable them to use all of the Product's facilities;